                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549
                                 ------------


                                   FORM 8-K



                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





Date of Report (Date of earliest
    event reported):  FEBRUARY 3, 1995             Commission File Number 1-8383




                            MISSION WEST PROPERTIES







Incorporated in California       IRS Employer Identification Number:  95-2635431




Principal Executive Offices:                          Telephone:  (619) 450-3135
     6815 Flanders Drive, Suite 250
     San Diego, California  92121-3914
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Item 5: Other Events
        ------------

On February 3, 1995, Mission West Properties (the "Company") announced that the proposed sale of substantially all its real estate assets to Bedford Property Investors, Inc. had been terminated. The agreement had been preliminarily announced November 10, 1994, with announcement of a Definitive Agreement on January 9, 1995.



Item 7: Exhibits
        --------

   (99) Additional Exhibits: February 3, 1995, News Release announcing termination of the agreement to sell substantially all of the assets of the Company.




                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



MISSION WEST PROPERTIES
- -----------------------
        Registrant



By:   /s/    Katrina L. Thompson
      ------------------------------------------------
      Katrina L. Thompson
      Chief Financial Officer & Secretary
      (Principal Financial and Accounting Officer)
      February 14, 1995